UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Fox Chase Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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April 11, 2014

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Fox Chase Bancorp, Inc.  The meeting will be held at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania on Thursday, May 22, 2014 at 9:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of the Company, as well as representatives of KPMG LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  You can vote your shares via the Internet, by telephone or by completing and returning a proxy card.  Voting instructions are printed on your proxy or voting instruction card and are included in the accompanying proxy statement.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

4390 Davisville Road

Hatboro, Pennsylvania 19040

(215) 682-7400

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. on Thursday, May 22, 2014

PLACE	Fox Chase Bank
510 East Township Line Road, Suite 200
Blue Bell, Pennsylvania

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years;

(2) To ratify KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

(3) To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement; and

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on March 31, 2014.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning a proxy card or voting instruction card. Voting instructions are printed on your proxy or voting instruction card and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A printed proxy card for the annual meeting and a self-addressed envelope will be mailed to all stockholders of record on or about April 21, 2014.

By Order of the Board of Directors,

/s/ Jerry D. Holbrook
Jerry D. Holbrook
Corporate Secretary

Hatboro, Pennsylvania
April 11, 2014

Fox Chase Bancorp, Inc.

Proxy Statement

FOX CHASE BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Fox Chase Bancorp, Inc. for the 2014 annual meeting of stockholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to Fox Chase Bancorp, Inc. as “Fox Chase Bancorp,” the “Company,” “we,” “our” or “us.”

Fox Chase Bancorp is the holding company for Fox Chase Bank.  In this proxy statement, we may also refer to Fox Chase Bank as the “Bank.”

We are holding the 2014 annual meeting at the Fox Chase Bank office located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania on Thursday, May 22, 2014 at 9:00 a.m., local time.

We intend to provide access to this proxy statement and a proxy card to stockholders of record beginning on or about April 11, 2014.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2014

This proxy statement and the Company’s 2013 annual report to stockholders are available at http://www.cfpproxy.com/6852.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Fox Chase Bancorp common stock that you owned as of March 31, 2014.  As of the close of business on March 31, 2014, a total of 12,148,430 shares of Fox Chase Bancorp common stock were outstanding.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Fox Chase Bancorp in one of the following ways:

•                  Directly in your name as the stockholder of record;

•                  Indirectly through a broker, bank or other holder of record in “street name”; or

•                  Indirectly in the Fox Chase Bancorp Stock Fund in our 401(k) Plan, the Fox Chase Bank Employee Stock Ownership Plan (the “ESOP”), the trust that holds restricted stock awards under either the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Equity Incentive Plan”) or the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”) or through the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Long-Term Incentive Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are providing access to these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is providing access to these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form provided by your broker, bank or other holder of record.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record.  If you hold your shares in street name, you will need photo identification and proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Fox Chase Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

For information on your voting rights as a participant under the Bank and Company benefit plans, see “—Participants in Company and Bank Equity Plans.”

Quorum and Vote Required

Quorum.  We will have a quorum and be able to conduct the business of the annual meeting if a majority of the issued and outstanding shares of common stock entitled to vote is represented at the meeting.  If you return valid proxy instructions or attend the meeting in person, your shares will be counted to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

Vote Required for Proposals.  In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to a specific nominee.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.  Votes withheld and broker non-votes will have no effect on the vote for the election of directors.

In voting on the appointment of KPMG LLP as the Company’s independent registered public accounting firm and the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of each proposal, against each proposal or abstain from voting.  To be approved, each matter requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes will have no effect on the vote.  The results of the vote on the compensation of the named executive officers are not binding on the Board of Directors.

Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1) or on the advisory votes regarding the compensation of our named executive officers (Item 3).  Current regulations restrict the ability of your bank or broker to vote your shares in the election of directors and other matters on a discretionary basis if you have not provided voting instructions. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or for the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf.  These are referred to as broker non-votes.  Your bank or broker does, however, continue to have discretion to vote any of your shares that you have not provided voting instructions on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2).

Voting by Proxy

The Company’s Board of Directors is requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

•                  “FOR” each of the nominees for director;

•                  “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm; and

•                  “FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

If you receive a notice and wish to receive a paper copy of the proxy card, you can obtain a copy by:

•                  Calling (800) 951-2405;

•                  Visiting http://www.cfpproxy.com/6852; or

•                  E-mailing fulfillment@rtco.com and entering the stockholder control number on the notice in the subject line.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy.  The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone.  The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly.  Specific instructions for Internet and telephone voting are set forth on the proxy card.  The deadline for voting via the Internet or by telephone is 3:00 a.m., Eastern time, on Thursday, May 22, 2014.

Participants in Company and Bank Equity Plans

If you participate in the ESOP, the 2007 Equity Incentive Plan, the 2011 Equity Incentive Plan or the Long-Term Incentive Plan, or if you invest in Company common stock through the Fox Chase Bancorp Stock Fund in our 401(k) Plan, you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the respective plans.

•                  Under the terms of the ESOP, all allocated shares of Fox Chase Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  All unallocated shares of Company common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions from other ESOP participants, subject to the exercise of its fiduciary duties.

•                  Under the terms of the 401(k) Plan, a participant may direct the trustee how to vote the shares in the Fox Chase Bancorp Stock Fund credited to his or her account.  The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which the trustee received voting instructions from other 401(k) Plan participants.

•                  Under the 2007 Equity Incentive Plan and the 2011 Equity Incentive Plan, participants may direct the trustee how to vote their unvested restricted stock awards.  The trustee will vote all shares held in the trust for which it does not receive timely instructions, and all shares which have not been awarded to participants, as directed by Fox Chase Bancorp.

•                  Under the Long-Term Incentive Plan, participants may direct the trustee how to vote the shares credited to their account.  The trustee will vote all shares held in the trust for which it does not receive timely instructions as directed as by Fox Chase Bancorp.

The deadline for returning your voting instructions is May 13, 2014.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors consists of seven members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, except for Thomas M. Petro, who is President and Chief Executive Officer of the Company and the Bank.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors of the Company believes that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to focus on his responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Roger H. Ballou serves as Chairman of the Board of the Company.  Mr. Ballou is independent under the listing requirements of the Nasdaq Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit, interest rate, liquidity, operational, strategic and reputation risks.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors. In addition, the Board of Directors of the Company maintains a Risk Management Committee.  See “—Committees of the Board of Directors—Risk Management Committee.”

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy, which includes: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies the members of the Company’s Audit, Compensation and Nominating and Governance Committees at March 31, 2014. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Governance Documents portion of the Investor Relations section of our website (www.foxchasebank.com).   The Company also maintains an Executive Committee, a Risk Management Committee and a Finance Committee.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Roger H. Ballou	X	X*
Richard E. Bauer	X	X
Todd S. Benning	X *	X	X
Richard M. Eisenstaedt			X*
Anthony A. Nichols, Sr.	X
Thomas M. Petro
RoseAnn B. Rosenthal		X	X

Number of Meetings in 2013	8	6	2

*  Denotes Chairperson

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has designated Todd S. Benning as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.  Mr. Benning is independent under the listing requirements of the Nasdaq Stock Market applicable to audit committee members.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions. See “Compensation Discussion and Analysis” for a discussion of the role of management and compensation consultants in determining and/or recommending the amount or form of executive compensation.

Consistent with applicable Securities and Exchange Commission disclosure requirements, we have assessed our compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.  The Compensation Committee assessed the Company’s executive and broad-based compensation and benefits to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to Company strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls; and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Nominating and Governance Committee

The Nominating and Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications. The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the following criteria in selecting nominees:

•                   Contributions to the range of talent, skill and expertise for the Board;

•                   Financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•                   Familiarity with the Company’s market area and participation in and ties to local business and local civic, charitable and religious organizations;

•                   Personal and professional integrity, honesty and reputation;

•                   The ability to represent the best interests of the stockholders of the Company and the institution;

•                   The ability to devote sufficient time and energy to the performance of his or her duties; and

•                   Independence under applicable Securities and Exchange Commission and listing definitions.

The Committee also will consider any other factors it deems relevant, including diversity and regulatory disclosure obligations. The Committee will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors and the need for audit committee expertise.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

To identify nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating and Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Stockholders. It is the policy of the Nominating and Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.                       The name of the person recommended as a director candidate;

2.                        All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.                        The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                       As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.                       A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 120 calendar days before the date the Company’s proxy statement was made available to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Risk Management Committee

The Risk Management Committee reviews and oversees the Company’s material business risks by establishing and monitoring policies and procedures designated to identify, control, monitor and measure its material business risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.

Directors’ Compensation

The following table provides information regarding the compensation received by the non-employee directors of the Company during the year ended December 31, 2013.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for any director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Roger H. Ballou	$79,500	$110,500	$63,000	$392	$253,392
Richard E. Bauer	62,000	110,500	63,000	392	235,892
Todd S. Benning	84,000	110,500	63,000	392	257,892
Richard M. Eisenstaedt	71,000	110,500	63,000	392	244,892
Anthony A. Nichols, Sr.	62,000	110,500	63,000	392	235,892
RoseAnn B. Rosenthal	43,000	110,500	63,000	828	217,328

(1)          Reflects the aggregate grant date fair value of the granting of 6,500 shares of restricted stock computed in accordance with FASB ASC Topic 718, based on a per share value of $17.00, which represented the Company’s stock price on the date of grant.  At December 31, 2013, the aggregate number of unvested restricted stock award shares held in trust was 10,600 for each of the directors.

(2)          Reflects the aggregate grant date fair value for the granting of 15,000 stock options, computed in accordance with FASB ASC Topic 718, based on a value of $4.20 per option. For information on the assumptions used to compute the fair value, see note 10 to the consolidated financial statements. The actual value, if any, realized from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, the value realized may not be at or near the value estimated above.  Each director held 54,161 stock options at December 31, 2013.

(3)          Represents dividends paid on shares of restricted stock that vested during the year ended December 31, 2013.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during 2014.

Annual Retainer	$20,000
Annual Retainer for Chairman of Board	25,000
Annual Retainer for Audit Committee Chair	10,000
Annual Retainer for Compensation Committee Chair	7,500
Annual Retainer for Nominating and Governance Committee Chair	4,000
Annual Retainer for Risk Management Chair	7,500
Annual Retainer for Finance Committee Chair	7,500
Fee per Board Meeting Attended	1,500
Fee per Committee Meeting Attended	1,000

Board and Committee Meetings

During 2013, the Board of Directors of the Company and the Board of Directors of the Bank each held nine meetings. No director attended fewer than 75% of the aggregate total meetings of the respective Board of Directors and the committees on which such director served during 2013.

Director Attendance at Annual Meeting of Stockholders

While the Company has no formal policy on director attendance at the annual meeting of stockholders, all directors are encouraged to attend.  All but one of the directors of the Company attended the 2013 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Company maintains a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

AUDIT-RELATED MATTERS

Report of the Audit Committee

Fox Chase Bancorp’s management is responsible for Fox Chase Bancorp’s internal controls and financial reporting process. Fox Chase Bancorp’s independent registered public accounting firm is responsible for performing an independent audit of Fox Chase Bancorp’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for issuing an attestation report on management’s assessment of Fox Chase Bancorp’s internal control over financial reporting. The Audit Committee oversees Fox Chase Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Fox Chase Bancorp’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standards No. 16, Communications with Audit Committees.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from Fox Chase Bancorp and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with Fox Chase Bancorp’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Fox Chase Bancorp’s internal controls and the overall quality of Fox Chase Bancorp’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Fox Chase Bancorp’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of Fox Chase Bancorp’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that Fox Chase Bancorp’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of Fox Chase Bancorp’s financial statements has been carried out in accordance with generally accepted auditing standards or that Fox Chase Bancorp’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in Fox Chase Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of Fox Chase Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Audit Committee of the Board of Directors of

Fox Chase Bancorp, Inc.

Todd S. Benning, Chairman

Roger H. Ballou

Richard E. Bauer

Anthony A. Nichols, Sr.

Audit Fees

The following table sets forth the fees billed to Fox Chase Bancorp for the years ended December 31, 2013 and 2012 by KPMG LLP.

	2013	2012

Audit Fees (1)	$376,000	$398,000
Audit Related Fees (2)	3,000	—
Tax Fees (3)	44,000	58,000
All Other Fees	—	—

(1)                  Includes professional services rendered for the audit of Fox Chase Bancorp’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

(2)                  Represents on-line accounting research tools.

(3)                  Represents services rendered for tax compliance, tax advice and tax planning, including the preparation of the annual tax returns and quarterly tax payments.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to Fox Chase Bancorp that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During 2013 and 2012, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of March 31, 2014 about the persons known to Fox Chase Bancorp to be the beneficial owners of more than 5% of its outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Fox Chase Bank Employee Stock Ownership Plan (2) 4390 Davisville Road Hatboro, Pennsylvania 19040	886,163	7.29%

Castine Capital Management (3) Paul Magidson One International Place, Suite 2401 Boston, Massachusetts 02110	619,640	5.10%

Seidman and Associates, L.L.C. (4) Seidman Investment Partnership, L.P. Seidman Investment Partnership II, L.P. LBBK 06-08, L.L.C. Broad Park Investors, L.L.C. CBPS, L.L.C. 2514 Multi-Strategy Fund, L.P. Veteri Place Corporation	612,876	5.04%
Lawrence B. Seidman 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054

Clover Partners, L.P. (5) Clover Investments, L.L.C. Michael C. Mewhinney 100 Crescent Court, Suite 575 Dallas, Texas 75201	609,369	5.02%

(1)                  Based on 12,148,430 shares of Fox Chase Bancorp’s common stock outstanding and entitled to vote as of March 31, 2014.

(2)                  Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2014.

(3)                  Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2014.

(4)                  Based on a Schedule 13D filed with the Securities and Exchange Commission on September 12, 2013.  Mr. Seidman, (i) as the manager of Seidman & Associates, L.L.C. (“SAL”), may be deemed the beneficial owner of the 157,981 shares of Company common stock owned by SAL, (ii) as the sole officer of Veteri Place Corporation, the corporate general partner of each of Seidman Investment Partnership, L.P. (“SIP”) and Seidman Investment Partnership II, L.P. (“SIPII”), may be deemed the beneficial owner of the 116,266 shares of Company common stock owned by SIP and the 131,115 shares of Company common stock owned by SIPII, (iii) as the trading adviser for each of of LSBK06-08, L.L.C. (“LSBK”) and CBPS, L.L.C. (“CBPS”) and as the investment manager for each of Broad Park Investors, L.L.C. (“Broad Park”) and 2514 Multi-Strategy Fund, L.P. (“2514 MSF”), may be deemed the beneficial owner of the 46,667 shares of Company common stock owned by LSBK, the 54,367 shares of Company common stock owned by Broad Park, the 63,180 shares of Company common stock owned by CBPS and the 42,800 shares of Company common stock owned by 2514 MSF.  Accordingly, Mr. Seidman may be deemed the beneficial owner of an aggregate of 612,876 shares of Company common stock.

(5)                  Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2014.

The following table provides information about the shares of Fox Chase Bancorp common stock that may be considered to be owned by each director of Fox Chase Bancorp, each executive officer named in the summary compensation table and by all directors and executive officers of Fox Chase Bancorp as a group as of March 31, 2014.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown. The number of shares beneficially owned by all directors and executive officers as a group totaled 11.11% of our common stock as of March 31, 2014.  Each director and named executive officer owned less than 1% of our outstanding common stock as of that date, except for Messrs. Petro, Deacon and Holbrook, who owned 2.87%, 1.43% and 2.14%, respectively.

Name	Number of Shares Owned (1)		Number of Shares That May be Acquired Within 60 Days by Exercising Options	Total
Directors:
Roger H. Ballou	49,588		34,061	83,649
Richard E. Bauer	24,592		34,061	58,653
Todd S. Benning	49,173		34,061	83,234
Richard M. Eisenstaedt	39,289		34,061	73,350
Anthony A. Nichols, Sr.	29,715	(2)	34,061	63,776
Thomas M. Petro	170,949		182,828	353,777
RoseAnn B. Rosenthal	21,065		34,061	55,126

Named Executive Officers Who Are Not Also Directors:
Roger S. Deacon	113,676		60,411	174,087
Michael S. Fitzgerald	54,683		6,364	61,047
Jerry D. Holbrook	152,571	(3)	109,342	261,913
Randall J. McGarry	16,342		9,208	25,550

All Executive Officers and Directors as a Group (13 persons)	797,136		621,093	1,418,229

(1)   This column includes the following:

	Shares of Unvested Restricted Stock and Performance Awards Held in Trust Under Equity Incentive Plans	Shares Held Under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan	Shares Allocated Under the Fox Chase Bank Employee Stock Ownership Plan
Mr. Ballou	9,300	—	—
Mr. Bauer	9,300	—	—
Mr. Benning	9,300	—	—
Mr. Eisenstaedt	9,300	—	—
Mr. Nichols	9,300	—	—
Mr. Petro	39,046	17,146	13,263
Ms. Rosenthal	9,300	—	—
Mr. Deacon	27,070	—	9,705
Mr. Fitzgerald	19,708	—	7,416
Mr. Holbrook	33,579	12,859	13,032
Mr. McGarry	9,178	—	4,556

(2)                  Includes 817 shares owned by Cymry Limited Partnership I.

(3)                  Includes 7,189 shares held by Mr. Holbrook’s spouse and 11,528 shares held in trust for Mr. Holbrook’s children.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of seven members.  However, RoseAnn Rosenthal’s term as a director will expire at the annual meeting.  The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year.  The Board of Directors’ nominees for election this year, to serve for three-year terms or until their respective successors have been elected and qualified, are Todd S. Benning and Thomas M. Petro.  Each of the nominees are currently directors of Fox Chase Bancorp and Fox Chase Bank.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why either nominee might be unable to serve.

The Board of Directors recommends that stockholders vote “FOR” the election of each nominee.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated for each individual is as of December 31, 2013.  The indicated period of service as a director includes the period of service as a director of Fox Chase Bank.

Board Nominees for Terms Ending in 2017

Todd S. Benning is a founding stockholder of Dunlap & Associates, PC, a full-service certified public accounting firm located in Chalfont, Pennsylvania. He serves as the firm’s Director of Taxation and has over thirty years of experience in public accounting. Mr. Benning earned a Master of Taxation degree from Villanova University and is a graduate of Geneva College where he earned degrees in Accounting and Business Administration. Age 53. Director since 2005.

As a founding stockholder of a certified public accounting firm, Mr. Benning provides the Board of Directors with critical experience regarding accounting matters and small company management and as a financial expert. He works extensively with companies within the region in which Fox Chase Bancorp conducts its business.

Thomas M. Petro has been President and Chief Executive Officer of Fox Chase Bank since June 2005. Before joining Fox Chase Bank, Mr. Petro served as President and Chief Executive Officer, of Northeast Pennsylvania Financial Corp. and its principal subsidiary, First Federal Bank in Hazelton, Pennsylvania. Before joining First Federal Bank, Mr. Petro was a principal with S.R. Snodgrass, LLC.  Mr. Petro also served as Executive Vice President of the Bryn Mawr Trust Company, President of the Bryn Mawr Brokerage Company and Chairman of Bryn Mawr Asset Management. He began his banking career with Mellon Bank in Pittsburgh, Pennsylvania. Mr. Petro is Chair of the Audit Committee of Eastern University.  He is past Chairman of the Pennsylvania Bankers Association.  Mr. Petro is a graduate of Point Park College in Pittsburgh, Pennsylvania and holds both a B.S. Business Management and an A.S. Banking.  Age 55. Director since 2005.

Mr. Petro’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which Fox Chase Bank serves provides the Board valuable insight regarding the business and operation of Fox Chase Bank. Mr. Petro’s knowledge of Fox Chase Bancorp’s and Fox Chase Bank’s business, combined with his strategic vision, position him to serve as our President and Chief Executive Officer.

Directors with Terms Ending in 2015

Roger H. Ballou served until January 2011 as the President and Chief Executive Officer and a director of CDI Corporation (NYSE: CDI), a company that offers engineering, information technology and professional staffing solutions. Before joining CDI, Mr. Ballou served as Chairman and Chief Executive Officer of Global Vacation Group and as a senior advisor to Thayer Capital Partners. Previously, he was President and Chief Operating Officer of Alamo Rent-a-Car. Before joining Alamo, for more than 16 years, he held several positions with American Express, culminating in his appointment as President of the Travel Services Group. Mr. Ballou is also a director of Alliance Data Systems (NYSE: ADS) and RCM Technologies, Inc. (Nasdaq:  RCMT).  Mr. Ballou received a B.S. in Economics from the University of Pennsylvania’s Wharton School and an M.B.A. from the Dartmouth College’s Amos Tuck School. Age 62. Director since 2005.

As a former President and Chief Executive Officer of a corporation listed on the New York Stock Exchange, Mr. Ballou provides the Board with extensive public company oversight and leadership experience. In addition, Mr. Ballou offers the Board of Directors significant business and management level experience including experience in the financial services industry.

Richard E. Bauer is a retired Senior Vice President and Board Member of the Columbian Financial Group, a provider of life and health insurance located in Binghamton, New York.  Mr. Bauer previously served as Chairman and Chief Executive Officer of The Philanthropic Insurance Companies from 1992 until those companies merged with the Columbian organization in 2006.  Mr. Bauer was also a senior officer of several banking institutions, most notably PNC Bank.  He has served as a Board Member of the Pennsylvania Life & Health Insurance Guaranty Association, LOMA, and the Pennsylvania Association of Mutual Insurance Companies.  Mr. Bauer graduated from Muhlenberg College with a Bachelor of Arts degree in Psychology.  He is also a graduate of the Stonier Graduate School of Banking and the Harvard Graduate School of Business Advanced Management Program.  Age 70. Director since 2005.

Mr. Bauer’s insurance background provides the Board of Directors with substantial management and leadership experience with respect to an industry that complements the financial services provided by Fox Chase Bancorp. He also is a strong advocate of Fox Chase Bancorp through his civic and community involvement.

Directors with Terms Ending in 2016

Richard M. Eisenstaedt served as General Counsel for Eastern University from July 2004 through 2010.  Before joining Eastern University, Mr. Eisenstaedt retired as Vice President, General Counsel and Corporate Secretary for Triumph Group, Inc. (NYSE: TGI).  Previously, he was General Counsel for Unisource, a subsidiary of Alco Standard Corporation.  Mr. Eisenstaedt is a graduate of Albany Law School, Albany, New York, and Lehigh University, Bethlehem, Pennsylvania.  Age 68. Director since 2005.

As an attorney who advised a New York Stock Exchange-listed corporation, Mr. Eisenstaedt effectively provides the Board with the leadership necessary to assess governance and issues facing a public company. He also demonstrates a strong commitment to Fox Chase Bancorp’s local community through his ongoing corporate, professional, personal and civic associations.

Anthony A. Nichols, Sr. is Chairman Emeritus and Trustee of Brandywine Realty Trust (NYSE: BDN).  Mr. Nichols founded The Nichols Company, a private real estate development company, through a corporate joint venture with Safeguard Scientifics, Inc. and was President and Chief Executive Officer before its merger with Brandywine Realty Trust. Previously, Mr. Nichols was Senior Vice President of Colonial Mortgage Service Company (now GMAC Mortgage Corporation) and President of Colonial Advisors.  Mr. Nichols is a graduate of St. Joseph’s University.  Age 74.  Director since 2005.

Mr. Nichols’ background provides the Board of Directors with critical experience in certain real estate matters, which are essential to the business of Fox Chase Bancorp. He also is a strong advocate of Fox Chase Bancorp through his extensive civic and community involvement.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed KPMG LLP to be Fox Chase Bancorp’s independent auditors for the 2014 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so. If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of independent auditors.

Item 3 — Advisory Vote on Executive Compensation

In 2011, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two or three years. Consistent with the recommendation of our Board of Directors, our stockholders indicated by advisory vote their preference to hold a say-on-pay vote annually.  After consideration of the voting results, and based upon its prior recommendation, our Board of Directors elected to hold a stockholder “say-on-pay” vote annually.  Accordingly, this year we are providing stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the 2014 proxy statement is hereby approved.”

As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, our goal is to drive sustainable increases in the value of the Company and the Bank by profitably serving an expanding base of satisfied clients. Our competitive advantage is the caliber of our people, who deliver exceptional service to our clients and align business processes to deliver what clients care about most. Our people-driven strategy demands that we attract, develop and retain a highly competent team while aligning compensation with business results.

We believe our executive compensation program has been highly effective in aligning the interests of our executives with our stockholders over both a short- and long-term time horizon. Our executive officers receive base compensation that is competitive with their peers and reflects their considerable experience and are also provided with the opportunity to receive cash and equity incentive awards that reflect the achievement of specific corporate and strategic goals.  We balance this opportunity by selecting metrics that measure our performance relative to our peers in both financial results and operational effectiveness. We believe the success of our executive compensation program is evident in our performance. The Company has relied on the strength of our executive management team to guide it through a difficult economic environment.

We urge stockholders to read the “Compensation Discussion and Analysis” and the related narrative and tabular disclosure that follow it.  The “Compensation Discussion and Analysis” provides detailed information regarding our executive compensation program, policy and processes, as well as the compensation of our named executive officers.

This advisory vote on the compensation of our named executive officers is not binding on us, our Board or the Compensation Committee. However, our Board and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in this proxy statement.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. See “Compensation Discussion and Analysis.”

Compensation Committee of the Board of Directors of

Fox Chase Bancorp, Inc.

Roger H. Ballou, Chairman

Richard E. Bauer

Todd S. Benning

RoseAnn B. Rosenthal

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The following discussion provides an overview and analysis of our Compensation Committee’s philosophy and objectives in designing compensation programs, as well as the compensation determinations and the rationale for those determinations relating to Thomas M. Petro - Chief Executive Officer, Jerry D. Holbrook - Chief Operating Officer, Roger S. Deacon - Chief Financial Officer, Michael S. Fitzgerald - Chief Lending Officer and Randall J. McGarry - Chief Information Officer (collectively referred to in this proxy statement as our “named executive officers”).

This discussion should be read together with the compensation tables for our named executive officers located in this proxy statement following this discussion.

Executive Summary

It is the intent of the Compensation Committee to provide our named executive officers with a total compensation package that is market competitive, promotes the achievement of our strategic objectives and is aligned with operating and other performance metrics to support long-term stockholder value.  In addition, we have structured our executive compensation program to include elements that are intended to create an appropriate balance between short- and long-term, cash and equity, bank and individual performance and formula and discretion, thereby discouraging excessive risk taking.

Fiscal Year 2013 Performance

In 2013, we continued to implement our commercial business strategy, improved our asset quality and controlled costs, which resulted in:

•                                            Increased commercial loan growth.  The commercial loan portfolio increased by $76.9 million, or 15.2%, in 2013.  The increase was due to increases in commercial and industrial loans of $54.2 million and multi-family and commercial real estate loans of $39.4 million.

•                                            Significant improvement in asset quality.  Non-performing assets totaled $15.0 million at December 31, 2013 compared to $25.6 million at December 31, 2012.  Additionally, charge-offs decreased from $4.4 million for the year ended December 31, 2012 to $623,000 for the year ended December 31, 2013.  Lastly, delinquent loans totaled $418,000 at December 31, 2013 compared to $2.1 million at December 31, 2012.

•                                            Improved earnings.  Net income increased $472,000, or 9.3%, from $5.1 million at December 31, 2012 to $5.5 million at December 31, 2013.  Earnings per share improved 11.6% over the same period from $0.43 per diluted share for 2012 to $0.48 per diluted share for 2013.

Compensation Actions for 2013

In light of the Company’s financial performance and management’s role in accomplishing certain corporate objectives, the Compensation Committee took the following actions with respect to the compensation and benefits programs for our named executive officers:

•                                          The Compensation Committee developed the 2013 Executive Incentive Compensation Plan (the “2013 EICP”), a short-term incentive compensation program, to reward certain named executive officers for the long-term value they add to our Company through their commitment to our strategic objectives, growth in our commercial loan portfolio and maintenance of solid profit and efficiency ratios.  The incentive opportunities provided under the 2013 EICP were developed by our management team and the Compensation Committee based on the market practice of our peers.  In light of our 2013 financial performance and each individual’s contribution to our success, our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Lending Officer each earned a cash incentive under  the 2013 EICP.  See “—2013 Executive Incentive Compensation Plan” for information on Company and individual performance measures and “Executive Compensation—Summary Compensation Table” for the actual 2013 plan payouts. All payments made under the 2013 are subject to recoupment in accordance with the terms of the plan. Our Chief Information Officer does not participate in the 2013 Executive Incentive Compensation Plan but was paid a discretionary bonus of $38,000 for 2013 performance. `

•                                         In October 2013, the Compensation Committee reviewed the employment agreements for Messrs. Petro, Holbrook, Deacon and Fitzgerald and extended each agreement through October 1, 2016.  See “Executive Compensation—Employment Agreements” and “Executive Compensation — Post-Termination Payouts” for a description of the payments and benefits provided under the agreements.  In addition, the Compensation Committee extended the term of Mr. McGarry’s change in control agreement through October 1, 2016.   See “Executive Compensation—Potential Post-Termination Payments” for information on the payments and benefits provided under Mr. McGarry’s change in control agreement.

•                                          In support of our pay for performance approach and our goal to align the interests of our executives and stockholders, the Compensation Committee awarded our named executive officers stock option grants, restricted stock awards and performance awards under the 2011 Equity Incentive Plan.  See “—Long-Term Equity-Based Incentives” for the terms and conditions of the 2013 equity awards.  See also “Executive Compensation—Grant of Plan-Based Awards” for detailed information on the individual equity awards granted to our named executive officers in 2013.

•                                          All of our compensation benefit plans and arrangements continue to be subject to our Sound Incentive Compensation Policy, which sets forth our commitment to maintain compensation practices and procedures that do not encourage excessive risk taking.

Compensation Actions of 2014

In connection with the Compensation Committee’s review of each named executive officer’s job performance for 2013, the Committee considered adjustments to base salary based on the responsibility, experience, contributions and performance of each named executive officer, their value in the marketplace and their role in our future success. In addition, the Committee reviewed the executive compensation analysis provided by Meridian Compensation Partners LLC, which was presented to the Compensation Committee in January 2014.  Based on these factors, the Compensation Committee increased base salaries for Messrs. Petro, Holbrook, Deacon, Fitzgerald and McGarry by 7.3%, 2.5%, 3.0%, 2.4% and 3.4%, respectively.   Effective March 1, 2014, the new annual base salaries for Messrs. Petro, Holbrook, Deacon, Fitzgerald and McGarry are $370,000, $244,000, $206,000, $210,000 and

$183,000, respectively.  Base salaries for our named executive officers are generally commensurate with the median salaries paid to similarly situated executives in our peer group.

Say-on-Pay Vote Results

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we held an advisory vote on the approval of the compensation of our named executive officers (the “Say-on-Pay Proposal”) at our 2013 annual meeting.  The results were that 98.4% of our stockholders who voted on the Say-on-Pay Proposal voted in favor of it.  The Compensation Committee considered this positive result as an affirmation of its compensation related policies and decisions.

Our Philosophy on Executive Compensation

Our goal is to drive sustainable increases in the value of Fox Chase Bancorp by profitably serving an expanding base of satisfied clients. Our competitive advantage is the caliber of our people. It is people who deliver exceptional care to our clients and align businesses processes to deliver what clients care about most.  Our people-driven strategy demands that we attract, develop and retain a highly competent team while aligning compensation with business results.

Within this context, the three major objectives for our executive compensation program are:

•                  Alignment: Link executive compensation with increases in stockholder value and align stockholder and executive interests by requiring meaningful executive stock ownership levels.

•                  Motivation: Motivate executives to be accountable for achievement of our strategic and financial objectives.

•                  Retention and Attraction: Retain and attract senior executives, as well as other management personnel.

To achieve these objectives, we have structured compensation and benefit programs that provide our named executive officers with the following:

•      Salary levels and merit salary increases that reflect position responsibilities, competitive market rates, strategic importance of the position and individual performance.

•                  Annual cash incentive (i.e., bonus) payments that are based on Fox Chase Bancorp’s annual financial performance as defined by the Compensation Committee and approved by the Board and achievement of certain strategic non-financial performance objectives. The 2013 EICP sets forth the performance criteria established by the Compensation Committee for the 2013 fiscal year.  See “2013 Executive Incentive Compensation Plan.”

•                  Long-term equity-based incentives that reward outstanding performance with incentives that focus our management team on creating stockholder value over the long term.  By increasing the equity holdings of our named executive officers, we provide them with a continuing stake in our long-term success.   The Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan and 2011 Equity Incentive Plan provide the Compensation Committee with the tools to support the Company’s pay for performance philosophy.  See “—Long-Term Equity Based Incentives; Timing Issues and Grant Practices.”

•                  Benefit programs that provide our executives with access to health and welfare benefits. In addition, our named executive officers are eligible to participate in our 401(k) plan and employee stock ownership plan.  Our benefit programs are designed to be competitive with our peers.

•                  Employment and change in control agreements that assure stability in management and provide market-based competitive change in control protection in a consolidating industry.

The various elements of the total compensation package for our named executive officers are designed to achieve different specific purposes, which are complementary, including: motivating appropriate behavior; rewarding different aspects of corporate or individual performance; and attracting and retaining the talent needed to successfully lead Fox Chase Bancorp and maximize stockholder value.

Our executive compensation philosophy is implemented through compensation programs based on the following guiding principles:

•                  Pay for Performance: The following key elements are ways we intend to link pay to performance:

•                 Emphasis on Motivation:  Pay is used to motivate management to focus on key financial and strategic goals by providing pay for outstanding annual and long-term performance.

•                  Performance Management:  Performance assessment criteria for each executive are clearly communicated each year and are consistent with areas of performance identified by the Board.

•                  Controllability:  Financial performance measures that management has the ability to impact and influence are used in the annual incentive plan and the long-term incentive program.

•                  Differentiation:  Pay is managed to ensure that compensation varies to reflect different levels of performance.

•                  Performance Measures and Measurement: Performance measurement is a critical component of our compensation philosophy. For annual incentive payments, financial and non-financial performance measures are used to vary pay for individual executives.

•                  Financial Measures:  The Board establishes financial objectives through both longer-term strategic plans and annual profit plans.

•                  Individual Measures:  Assessment versus pre-established individual performance expectations for:

•                  Financial and strategic non-financial goals and objectives to drive earnings growth, value creation and execution;

•                  Financial and operational controls that maintain prudent risk management practices; and

•                  Goals and objectives to promote the development of human capital, instill our core values and create a results-oriented environment.

•                  Competitive Framework: We compare our management compensation levels with the compensation paid to comparable executives for a selected peer group.

•                  Pay Positioning: The total compensation (base salary, annual incentive, long-term incentives) and benefits package for our named executive officers are positioned around median competitive levels, taking into account the relative responsibilities of our named executive officers. Actual total compensation in any given year may be above or below the target level based on individual and corporate performance.  In 2013, the Compensation Committee utilized an internal competitive pay analysis that assisted the committee in its assessment of each named executive officer’s total cash compensation as compared to our peers.  See “—Our Peer Group” for information on the financial institutions that make up our peer group.

•                  Decision-Making Authority: Decision-making for our compensation program is shared among the Board, the Compensation Committee, the Chief Executive Officer and the Human Resources Director. The Board approves compensation for the Chief Executive Officer and the Compensation Committee approves compensation for other senior executive officers, after reviewing recommendations provided by the Chief Executive Officer and the Human Resources Director.

•                 Communication: Full communication of our compensation philosophy, annual and long-term incentive program design and the goal-setting process is necessary to achieve program objectives. The Compensation Committee communicates its annual incentive program through the Executive Incentive Compensation Plan and individual performance scorecards.  Long-term incentives (e.g. equity awards) are communicated to the named executive officers through plan documents and award agreements.  Full communication before and during defined performance periods:

•                  Allows executives to understand how their performance is evaluated and how their compensation is determined;

•                  Demonstrates the alignment between compensation and strategic business initiatives and creating stockholder value; and

•                  Ensures accountability of all executives for individual and group performance.

The Role of the Compensation Committee in Determining Executive Compensation

Compensation for the named executive officers is determined under programs reviewed and approved by the Compensation Committee and reported to the Board of Directors. The Compensation Committee approves all executive officer salary adjustments and annual and long-term incentive awards. With respect to the Chief Executive Officer’s annual performance review, the Compensation Committee recommends salary levels and annual and long-term incentive awards, which are then ratified by the Board. The Compensation Committee also oversees Fox Chase Bancorp’s employee benefit plans and assesses executive performance results in determining awards under any other annual and long-term incentive plan.  Additionally, the Compensation Committee approves executive employment or severance agreements, except for the Chief Executive Officer, whose agreement is approved by the Board.  Finally, the Compensation Committee reviews compensation arrangements for the independent directors and makes recommendations to the full Board of Directors, as appropriate.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities. The Compensation Committee reviews the Charter annually and reports any changes to the Board of Directors.  The Nominating and Governance Committee reviews these changes as well to ensure that the scope of the Charter is consistent with the Compensation Committee’s role. Under the Charter, the Compensation Committee is charged with general responsibility for the oversight and administration of our compensation program. The Charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities.

Compensation Consultants

The Compensation Committee did not engage a compensation consultant for determining compensation in 2013.  However, the Compensation Committee did engage Meridian Compensation Partners LLC to assist the committee in reviewing its executive and director compensation arrangements for 2014.  Meridian Compensation Partners LLC is an independent compensation consulting firm reporting directly to the Compensation Committee. The 2014 analysis provided by Meridian includes, but is not limited to, an assessment of the Fox Chase Bancorp executive and director compensation program compared to its peers, development of total cash compensation opportunities (base salary and cash incentives) and a review of the Company’s short-term and long-term incentive programs (cash and equity).  The analysis provides the Compensation Committee with a broad array of information from which to assess the effectiveness of its compensation programs and will serve as a foundation for future compensation decisions.  The 2014 analysis was used in connection with the 2014 merit increases for certain named executive officers.

Role of Management

Our Chief Executive Officer and Human Resources Director develop recommendations regarding the appropriate mix and level of compensation for our management team and then review such recommendations with the Compensation Committee.  The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee.  Our Chief Executive Officer meets with the Compensation Committee to discuss the compensation recommendations for the named executive officers. The Chief Executive Officer does not participate in Compensation Committee discussions relating to the determination of his compensation.   During 2013, management assisted the Compensation Committee in the developing the 2013 EICP as a means to provide our named executive officers with short-term incentive compensation that is consistent with market practices.

Our Peer Group

The Compensation Committee reviews the Fox Chase Bancorp peer group on an annual basis to ensure that the peer group consists of financial institutions with similar business models and demographics.  In 2013, we used multiple peer groups for a variety of purposes. The following peer group was used in connection with our development of our 2013 EICP. We anticipate that we will use the peer group used by Meridian Compensation Partners LLC in January 2014 (listed below) for our 2014 short-term and long-term incentive programs. Generally the financial institutions listed below have headquarters located in Pennsylvania, New Jersey or Delaware within 100 miles of our company headquarters.

Bancorp, Inc.	OceanFirst Financial Corp.
Bryn Mawr Bank Corporation	Parke Bancorp, Inc.
Cape Bancorp, Inc.	Peapack-Gladstone Financial Corporation
Center Bancorp, Inc.	Republic First Bancorp, Inc.

ESSA Bancorp, Inc.	Roma Financial Corporation (MHC)
Kearny Financial Corp, (MHC)	TF Financial Corporation
Malvern Bancorp, Inc.	Univest Corporation of Pennsylvania
Northfield Bancorp, Inc.

In addition to the peer group noted above, management prepared and the Compensation Committee utilized a second peer group in 2013 to assist the Compensation Committee in developing equity grants for its named executive officers and directors.  The Committee used this peer group of recent second-step conversions to assist in determining the appropriate level of grants.  The Committee believes the levels of such grants are comparable to peers over the three years since the Company converted to a fully public company and will ensure the retention of key management staff and directors in future periods.  The peer group for equity grant purposes consisted of the following financial institutions:

Rockville Financial	Oneida Financial Corp.
SI Financial Group	Oritani Financial Corp.
Capital Federal Financial	Northwest Bancshares
Colonial Financial Services

Lastly, in January 2014, the Compensation Committee approved and Meridian Compensation Partners LLC validated a peer group of 20 companies ranging in asset size from $600 million to $4 billion.  This new peer group expanded the Company’s initial peer group by five companies.  As noted above, the Compensation Committee intends to consider the new peer group in its 2014 compensation decisions for our named executive officers and directors.

Base Salaries

In general, we target base salaries around the median competitive level relative to comparable positions in our peer group taking into account the comparative responsibilities, internal pay equity and performance of the executive officers involved. Where the responsibilities of executive positions at Fox Chase Bancorp are different from those typically found among other banks, or where executives are new to their responsibilities or play a particularly critical role at Fox Chase Bancorp, base salaries may be targeted above or below median competitive levels.   Merit increases for certain named executive officers effective as of March 2014 considered the executive compensation benchmarking analysis provided by Meridian Compensation Partners LLC.

2013 Executive Incentive Compensation Plan

Our 2013 EICP was designed to recognize and reward participants with cash incentives for their performance and contribution to the financial performance of Fox Chase Bancorp.  All of the named executive officers, except our Chief Information Officer, participated in the 2013 EICP.

The objectives of the 2013 EICP include, but are not limited to:

•                                            Focusing executive attention on key business metrics that support our business strategy;

•                                            Aligning pay with the financial performance of Fox Chase Bancorp and each participant’s individual performance; and

•                                            Motivating participants to achieve specific, measurable objectives that are aligned with our key business objectives.

Under the 2013 EICP, each participant was given a target incentive opportunity based on competitive market practice for his role at Fox Chase Bank. The threshold, target and stretch incentive opportunities under the plan are calculated as a percentage of base salary and determined on a basis that is consistent with competitive market practices. Actual awards range from 0% of target (not achieving minimal performance) to 150% of target (for exceptional performance). Incentives for all participants are generally based on a combination of the performance of Fox Chase Bancorp and individual performance (collectively the “Performance Measures”).  Fox Chase Bancorp had to achieve at least threshold net income for any EICP performance component to pay above target levels under the 2013 EICP.  The 2013 EICP defined threshold net income as 80% of budget/plan for 2013.  Stretch was defined as 110% of budget/plan for 2013. This performance gate insures large payouts will not be made when net income is poor and is consistent with market practice. The 2013 EICP provided the Compensation Committee with discretion to adjust payouts for extraordinary items with the Board approval.  No adjustments were made for the 2013 Plan Year.

Management monitored the progress of the various Performance Measures on a quarterly basis and reviewed the results with the Compensation Committee.  All payouts under the 2013 Plan are subject to the Fox Chase Bancorp clawback policy.

The following table summarizes the incentive reward opportunities and ranges for each named executive officer who participated in the 2013 EICP. See “Executive Compensation — Summary Compensation Table” for the actual payouts under the 2013 EICP.

	2013 EICP Incentive Award Opportunities
Role	Below Threshold	Threshold (50% of Target)	Target (100%)	Stretch (150% of Target)
Chief Executive Officer	—%	17.5%	35.0%	52.5%
Chief Operating Officer	—	17.5	35.0	52.5
Chief Financial Officer	—	15.0	30.0	45.0
Chief Lending Officer	—	15.0	30.0	45.0

To focus all participants on our overall success and reinforce our team approach, the performance of all participants (except our CEO) was measured relative to two categories: Fox Chase Bancorp Financial Performance and Individual Performance.

The following chart shows how each participant’s incentive opportunity was weighted based on the Compensation Committee’s evaluation of their contribution to the achievement of the Fox Chase Bancorp Performance Measures and each participant’s Individual Performance Measures. The Compensation Committee had full discretion in determining the weight given to a specific individual performance measure.

Position	Fox Chase Bancorp Performance Measures	Individual Performance Measures
Chief Executive Officer	100%	—%
Chief Operating Officer	60	40
Chief Financial Officer	70	30
Chief Lending Officer	65	35

Fox Chase Bancorp Performance Measures

In 2013, we looked at the following key financial measures when evaluating our performance.

•                  Core Net Income

•                  Earnings Per Share

•                  Core Tangible Book Value Per Share

•                  Increase in Net Interest Income

•                  Limit Increase in Core Non-Interest Expense

•                  Core ROA

•                  Core ROE

•                  Non-Performing Assets to Total Assets Ratio

We also considered a Long-Term Value performance measure, which is completely discretionary. The Compensation Committee looks at the following factors to evaluate this performance measure:

1.     Making sound and prudent financial/strategic choices about capital deployment.

2.     Hiring, developing and retaining a motivated and efficient staff.

3.     Building high quality earnings.

4.     Making good judgments about risk and pricing of products.

The weight given to the achievement of the various Performance Measures is noted below; however, the Compensation Committee can use its discretion to determine whether full weight or partial weight should be given for the specific performance measures.

Performance Measure	2013 Performance Goals Threshold/Target/Stretch	CEO	COO	CFO	CLO
Long-Term Value of Company	Committee discretion	30%	20%	20%	15%
Achieve Profit Plan Objectives		30%	25%	25%	20%
Core Net Income	$4.2m/$5.2m/$5.7m
Earnings Per Share (Diluted)	$0.45
Core Tangible Book Value Per Share	$14.57
Increases in Net Interest Income	(5.5)%
Limit Increase in Core Non-Interest Expense	Less than +3.5%
Core Return on Assets	0.48%
Core Return on Earnings	2.90%
Non-performing Assets to Total Assets Ratio	Performance relative to peers

Drive Efficiency		10%	10%	20%
Efficiency ratio	70.2%
Net Interest Margin	2.83%

Achieve Targeted Deposit Growth		10%
Average Core Deposits/Total	>54.5%

Achieve Targeted Loan/Fee Growth		15%			25%
Average Commercial Loans	$502mm
Loan Production (new commitments)	New Commitments=$215mm
Loans Receivable on New Production	$141mm

Commercial Loans Growth	+$41.0mm
Loan Fees Collected	$1.075mm
BSA Compliance	Satisfactory OCC Rating	5%	5%	5%	5%
Individual Measures		—%	40%	30%	35%

Individual Performance Measures

In addition to the Fox Chase Bancorp Performance Measures above, each 2013 EICP participant had subjective Individual Performance Measures that required contributions specific to their functional area. The Compensation Committee, in its sole discretion, determined whether a participant had achieved his individual performance measures for the 2013 fiscal year.

The 2013 Individual Performance Measures were as follows:

Role	Individual Performance Measures
Chief Operating Officer	Reduce non-performing loans, improve operating efficiencies, credit/asset quality
Chief Financial Officer	Maintain internal control environment, improve operating efficiencies
Chief Lending Officer	Maintain credit/asset quality, achieve cash management fee objectives and achieve loan production goals

Long-Term Equity-Based Incentives; Timing Issues and Grant Practices

We currently maintain the 2007 Equity Incentive Plan and the 2011 Equity Incentive Plan grant equity awards to eligible plan participants. We utilize our equity incentive plans to align the interests of our named executive officers with our stockholders and focus our executives on long-term sustained performance through the grant of annual equity awards.  The Compensation Committee determines grant dates and the stock option exercise prices after carefully considering our timing of earnings releases and/or other material non-public information to ensure that there is no manipulation of the market to the executive’s benefit. The Compensation Committee’s decisions are reviewed and ratified by the full Board of Directors. Similarly, we never time the release of material non-public information to affect the value of executive compensation. In general, the release of such information reflects established timetables for the disclosure of material non-public information such as earnings reports or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to timing of disclosure.  In accordance with the equity incentive plans, options are granted at an exercise price equal to the closing price of our common stock on the Nasdaq Stock Market on the date of grant.

The terms and conditions of each equity award granted to our named executive officers in 2013 were determined in accordance with the applicable provisions of our 2011 Equity Incentive Plan.  The Compensation Committee structured our current equity program to include the grant of non-statutory stock options, performance shares and restricted shares.  In 2013, all of our named executive officers received a non-statutory stock option grant and a restricted stock award that vest ratably over a five-year period.  In addition, our named executive officers received a performance award that vests as follows: 50% on the third anniversary of the date of grant, 25% on the fourth anniversary of the date of grant and 25% on the fifth anniversary date of the grant, in each case subject to the achievement of certain performance metrics.  If such performance metrics have not been satisfied as of such dates, the awards will be forfeited.  The Compensation Committee believes the granting of performance awards is an emerging best practice and furthers the company’s pay for performance philosophy.  See “Executive

Compensation—Grants of Plan-Based Awards” for specific information on equity awards made to our named executive officers in 2013.

Employment Agreements and Change in Control Agreement

We currently maintain employment agreements with Messrs. Petro, Holbrook, Deacon and Fitzgerald.  In 2013, the Compensation Committee extended the terms of these agreements through October 2016.  Our decision to extend the term of the agreements was based on our evaluation of each executive’s role at Fox Chase Bancorp and his overall performance during 2013.  Our employment agreements with our named executive officers assist us in attracting and retaining top talent and reflect best practices.  The employment agreements outline the terms and conditions of each executive’s employment, and provide certain financial protection in the event of a change in control.  See “Executive Compensation—Employment Agreements” and “Executive Compensation — Post-Termination Payouts” for additional information on these arrangements.

Fox Chase Bancorp and Fox Chase Bank maintain a change in control agreement with Randall J. McGarry to provide Mr. McGarry with a severance payment if his employment is terminated in connection with a change in control (as defined in the agreement).  During the period in which Mr. McGarry is receiving his severance benefit, he will be subject to non-compete and non-solicitation provisions that are included in the change in control agreement.  In 2013, the Compensation Committee extended Mr. McGarry’s Agreement through October 2016.  See “Executive Compensation — Post-Termination Payouts” for information on the payments and benefits provided to Mr. McGarry under his arrangement.

Executive Perquisites

Fox Chase Bancorp does not provide named executive officers with perquisites.

Tax and Accounting Considerations

In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and annually to ensure that we understand the financial impact of each program on Fox Chase Bancorp and its subsidiaries. Our analysis includes a review of recently adopted and pending changes in tax and accounting requirements.

Stock Ownership Guidelines

We maintain stock ownership guidelines for the named executive officers and members of our Board of Directors. The guidelines state that each non-employee member of the Board of Directors must obtain ownership levels in Fox Chase Bancorp equal to three times their annual retainer. Our Chief Executive Officer is required to acquire stock ownership levels equal to four times his base salary. The remaining named executive officers must acquire stock ownership levels of two times their base salaries. These guidelines were approved in 2007 and certain executives must achieve the necessary levels of stock ownership by December 31, 2013 or within five years of their date of hire. If ownership levels are not achieved, the Compensation Committee may elect to divert future cash compensation to some form of equity-based compensation.  All executive officers and directors, to which the guidelines apply, have attained their respective guideline requirements as of December 31, 2013.

Risk Management

All of our compensation benefit plans and arrangements continue to be subject to our Sound Incentive Compensation Policy, which sets forth our commitment to maintain compensation practices and procedures that do not encourage excessive risk taking.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to Fox Chase Bancorp’s principal executive officer, principal financial officer and three other most highly compensated executives. These five officers are referred to as the “named executive officers” in this document.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Thomas M. Petro President and Chief Executive Officer	2013	$345,685	$—	$408,000	$231,000	$143,000	$34,251	$1,161,936
	2012	347,212	—	157,320	97,900	116,000	39,652	758,084
	2011	342,621	—	102,911	82,388	117,000	28,586	673,506

Jerry D. Holbrook Executive Vice President and Chief Operating Officer	2013	238,512	—	374,000	151,200	109,000	33,706	906,418
	2012	239,436	—	144,210	64,080	83,000	38,872	569,598
	2011	235,934	—	60,067	48,091	85,000	32,451	461,543

Roger S. Deacon Executive Vice President and Chief Financial Officer	2013	198,776	—	306,000	126,000	80,000	33,664	744,440
	2012	187,585	—	117,990	53,400	61,000	37,094	457,069
	2011	184,999	—	42,894	34,351	67,000	31,262	360,506

Michael S. Fitzgerald Executive Vice President and Chief Lending Officer	2013	203,532	—	136,000	50,400	81,000	34,299	505,231
	2012	186,385	—	52,440	21,360	70,000	36,115	366,300
	2011	179,241	—	117,978	13,226	61,000	27,808	399,253

Randall J. McGarry Senior Vice President and Chief Information Officer	2013	177,228	38,000	42,500	18,900	—	28,600	305,228
	2012	176,327	37,500	39,330	17,800	—	30,242	301,199
	2011	172,798	25,000	15,909	12,743	—	23,929	250,379

(1)       These amounts reflect the aggregate grant date fair value for outstanding restricted stock awards and performance awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. The amounts were calculated assuming that all performance conditions have been satisfied and based on Fox Chase Bancorp’s stock price as of the date of grant, which was $17.00 for the grants in 2013, $13.11 for the grants in 2012 and $12.39 for the grants in 2011 (except for $12.94 for 7,840 shares of restricted stock granted to Mr. Fitzgerald on March 1, 2011).  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)       These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718, based on a value of $4.20 per option for the grants in 2013, $3.56 per option for the grants in 2012 and $3.38 per option for the grants in 2011.  For information on the assumptions used to compute the fair value, see note 10 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, the value realized by an executive officer may not be at or near the value estimated above.

(3)       Represents payments made pursuant to Fox Chase Bank’s Executive Incentive Compensation Plan. Awards earned during 2013 were paid in March 2014.

(4)       Details of the amounts reported in the “All Other Compensation” column for 2013 are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer.

	Mr. Petro	Mr. Holbrook	Mr. Deacon	Mr. Fitzgerald	Mr. McGarry
Market value of ESOP contributions	$28,466	$28,466	$28,466	$28,465	$23,928
Employer contributions to 401(k) plan	5,100	4,728	3,972	3,910	4,294
Dividends paid on shares of restricted stock	685	512	1,226	1,924	378

Employment Agreements

Fox Chase Bancorp and Fox Chase Bank maintain an employment agreement with each of Thomas M. Petro, Jerry D. Holbrook, Roger S. Deacon and Michael S. Fitzgerald. The employment agreements each have an initial term of three years and may be renewed by the Board of Directors following a review of the executive’s performance for an additional year so that the remaining term will be three years.  The Board of Directors has approved an extension of each executive’s employment agreement through October 1, 2016.  The employment agreements provide for a base salary and, among other things, participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel. Upon termination of the executive’s employment for reasons other than cause or a change in control, the executive must adhere to a one year non-competition restriction.

Change in Control Agreements

The Bank maintains a change in control agreement with Mr. McGarry that provides certain severance benefits if his employment is terminated in connection with a change in control of the Company or the Bank.  The agreement provides for a term of 36 months.  On the anniversary date of the agreement, and following a review of Mr. McGarry’s job performance, the Board of Directors may extend the agreement for an additional year such that the term of the agreement will remain at 36 months.  The current term of the agreement runs through October 1, 2016.

See “—Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under his employment or change in control agreement upon his termination of employment.

Grants of Plan-Based Awards

The following table provides information concerning our grants of plan-based awards for the named executive officers during 2013 under the Fox Chase Bank Executive Incentive Compensation Plan and the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Number of Shares of Stock or		Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold	Target	Maximum	Units		Options (2)	Awards	Awards (3)

Thomas M. Petro	—	$60,375	$120,750	$181,125	—		—	$—	$—
	03/07/13	—	—	—	—		55,000	17.00	231,000
	03/07/13	—	—	—	12,000	(4)	—	—	204,000
	03/07/13	—	—	—	12,000	(5)	—	—	204,000

Jerry D. Holbrook	—	41,650	83,300	124,950	—		—	—	—
	03/07/13	—	—	—	—		36,000	17.00	151,200
	03/07/13	—	—	—	11,000	(4)	—	—	187,000
	03/07/13	—	—	—	11,000	(5)	—	—	187,000

Roger S. Deacon	—	30,000	60,000	90,000	—		—	—	—
	03/07/13	—	—	—	—		30,000	17.00	126,000
	03/07/13	—	—	—	9,000	(4)	—	—	153,000
	03/07/13	—	—	—	9,000	(5)	—	—	153,000

Michael S. Fitzgerald	—	30,750	61,500	92,250	—		—	—	—
	03/07/13	—	—	—	—		12,000	17.00	50,400
	03/07/13	—	—	—	4,000	(4)	—	—	68,000
	03/07/13	—	—	—	4,000	(5)	—	—	68,000

Randall J. McGarry	03/07/13	—	—	—	—		4,500	17.00	18,900
	03/07/13	—	—	—	1,250	(4)	—	—	21,250
	03/07/13	—	—	—	1,250	(5)	—	—	21,250

(1)              These columns show the possible payouts for each named executive officer (except for Mr. McGarry, who did not participate in the plan) under Fox Chase Bank’s Executive Incentive Compensation Plan. See “Summary Compensation Table” for actual non-equity incentive plan awards earned in 2013.

(2)              Vest in five equal annual installments beginning on the first anniversary of the date of grant.

(3)              Sets forth the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The grant date fair value of all stock awards is equal to the number of awards multiplied by $17.00, the closing price for Fox Chase Bancorp’s common stock on the date of grant.  With respect to the performance awards, the calculations assume that all performance conditions have been satisfied.  Also reflects the aggregate grant date fair value for stock options in accordance with FASB ASC Topic 718.  The amounts were based on a fair value for each option of $4.20 using the Black-Scholes option pricing model.

(4)              Vest in five equal annual installments beginning on the first anniversary of the date of grant.

(5)              Vests as follows:  50% on the third anniversary of the date of grant; and 25% on each of the fourth and fifth anniversaries of the date of grant, subject to the achievement of certain performance metrics.  If such performance metrics have not been satisfied, such award shares will be forfeited.

2011 Equity Incentive Plan.  Fox Chase Bancorp maintains the 2011 Equity Incentive Plan to further its commitment to performance-based compensation and to provide participants with an opportunity to have an equity interest in the Company.  The plan is administered by the Compensation Committee of the Board of Directors of Fox Chase Bancorp.  The Compensation Committee has the authority to grant stock options, restricted stock awards and performance shares to employees and directors of Fox Chase Bank and Fox Chase Bancorp.  Additional information on the Fox Chase Bancorp equity award program is set forth in the “Compensation Discussion and Analysis” section of this proxy statement.

2013 Executive Incentive Compensation Plan.  The Fox Chase Bank 2013 Executive Incentive Compensation Plan is designed to recognize and reward executives with cash incentives for their individual and collective contributions to the success of the Fox Chase Bank.  See “Compensation Discussion and Analysis—2013 Executive Incentive Compensation Plan” for detailed information on the plan and the Company and individual performance measures used by the Compensation Committee to determine payouts under the plan.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2013.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Restricted Shares or Units of Stock That Have Not Vested (1)		Market Value of Restricted Shares or Units of Stock That Have Not Vested (1)

Thomas M. Petro	03/07/2013	—	55,000	$17.00	03/07/2023	—		$—
	05/10/2012	5,500	22,000	13.11	05/10/2022	—		—
	08/22/2011	9,750	14,625	12.39	08/22/2021	—		—
	02/27/2009	9,666	2,416	8.22	02/27/2019	—		—
	08/31/2007	138,996	—	11.58	08/31/2017	—		—
	03/07/2013	—	—	—	—	12,000	(2)	207,240
	03/07/2013	—	—	—	—	12,000	(3)	207,240
	05/10/2012	—	—	—	—	4,800	(4)	82,896
	05/10/2012	—	—	—	—	6,000	(3)	103,620
	08/22/2011	—	—	—	—	2,493	(5)	43,020
	08/22/2011	—	—	—	—	4,153	(3)	71,722

Jerry D. Holbrook	03/07/2013	—	36,000	17.00	08/07/2023	—		—
	05/10/2012	3,600	14,400	13.11	05/10/2022	—		—
	08/22/2011	5,690	8,538	12.39	08/22/2021	—		—
	02/27/2009	7,250	1,812	8.22	02/27/2019	—		—
	08/31/2007	80,190	—	11.58	08/31/2017	—		—
	03/07/2013	—	—	—	—	11,000	(2)	189,970
	03/07/2013	—	—	—	—	11,000	(3)	189,970
	05/10/2012	—	—	—	—	4,400	(4)	75,988
	05/10/2012	—	—	—	—	5,500	(3)	94,985
	08/22/2011	—	—	—	—	1,455	(5)	25,128
	08/22/2011	—	—	—	—	2,424	(3)	41,862

Roger S. Deacon	03/07/2013	—	30,000	17.00	03/07/2023	—		—
	05/10/2012	3,000	12,000	13.11	05/10/2022	—		—
	08/22/2011	4,064	6,099	12.39	08/22/2021	—		—
	02/27/2009	16,659	4,164	8.22	02/27/2019	—		—
	03/03/2008	11,762	—	10.68	03/03/2018	—		—
	08/31/2007	11,762	—	11.58	08/31/2017	—		—
	03/07/2013	—	—	—	—	9,000	(2)	155,430
	03/07/2013	—	—	—	—	9,000	(3)	155,430
	05/10/2012	—	—	—	—	3,600	(4)	62,172
	05/10/2012	—	—	—	—	4,500	(3)	77,715
	08/22/2011	—	—	—	—	1,039	(5)	17,944
	08/22/2011	—	—	—	—	1,731	(3)	29,894
	02/27/2009	—	—	—	—	1,218	(6)	21,035

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Restricted Shares or Units of Stock That Have Not Vested (1)		Market Value of Restricted Shares or Units of Stock That Have Not Vested (1)

Michael S. Fitzgerald	03/07/2013	—	12,000	17.00	03/07/2023	—		—
	05/10/2012	1,200	4,800	13.11	05/10/2022	—		—
	08/22/2011	1,564	2,349	12.39	08/22/2021	—		—
	03/07/2013	—	—	—	—	4,000	(2)	69,080
	03/07/2013	—	—	—	—	4,000	(3)	69,080
	05/10/2012	—	—	—	—	1,600	(4)	27,632
	05/10/2012	—	—	—	—	2,000	(3)	34,540
	08/22/2011	—	—	—	—	401	(5)	6,925
	08/22/2011	—	—	—	—	667	(3)	11,519
	03/01/2011	—	—	—	—	4,704	(7)	81,238
	08/02/2010	—	—	—	—	3,136	(8)	54,159
	06/15/2009	—	—	—	—	1,568	(9)	27,079

Randall J. McGarry	03/07/2013	—	4,500	17.00	03/07/2023	—		—
	05/10/2012	1,000	4,000	13.11	05/10/2022	—		—
	08/22/2011	1,508	2,262	12.39	08/22/2021	—		—
	08/02/2010	4,800	3,200	9.67	08/02/2020	—		—
	03/07/2013	—	—	—	—	1,250	(2)	21,588
	03/07/2013	—	—	—	—	1,250	(3)	21,588
	05/10/2012	—	—	—	—	1,200	(4)	20,724
	05/10/2012	—	—	—	—	1,500	(3)	25,905
	08/22/2011	—	—	—	—	386	(5)	6,666
	08/22/2011	—	—	—	—	642	(3)	11,087
	08/02/2010	—	—	—	—	1,200	(8)	20,724

(1)          Based upon Fox Chase Bancorp’s closing stock price of $17.27 on December 31, 2013

(2)          Shares vest in five equal annual installments beginning on March 7, 2014.

(3)          Shares vest as follows:  50% on the third anniversary of the date of grant; 25% on the fourth anniversary of the date of grant; and 25% on the fifth anniversary of the date of grant, in each case subject to be achievement of certain performance metrics.

(4)          Remaining shares vest in four equal annual installments beginning on May 10, 2014.

(5)          Remaining shares vest in three equal annual installments beginning on August 22, 2014.

(6)          Remaining shares vest on February 27, 2014.

(7)          Remaining shares in three equal annual installments beginning on March 1, 2014.

(8)          Remaining shares vest in two equal annual installments beginning on August 2, 2014.

(9)          Remaining shares vest on June 15, 2014.

Stock Vested

The following table provides information concerning the vesting of stock awards for each named executive officer, on an aggregate basis, during 2013.  No stock options were exercised during 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Thomas M. Petro	2,030	$34,427
Jerry D. Holbrook	1,585	26,861
Roger S. Deacon	3,684	62,289
Michael S. Fitzgerald	5,237	89,546
Randall J. McGarry	1,028	17,885

(1)         The value realized upon vesting is equal to the closing market price of the Company on the date of vesting multiplied by the number of shares acquired.  The amount reported is the aggregate of shares vesting from multiple grants of restricted stock.

Nonqualified Deferred Compensation

The following table provides information with respect to the 2013 accrued balances for each of the named executive officers who participate in the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan. Messrs. Deacon, Fitzgerald and McGarry do not participate in the plan. No employer contributions or employee distributions were made during 2013.

Aggregate Balance at Last Fiscal Year End
Thomas M. Petro	$296,726
Jerry D. Holbrook	222,549

Fox Chase Bank maintains the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan, which was designed to retain and attract key officers who contribute to the financial and business success of Fox Chase Bank. This plan was replaced by the 2007 Equity Incentive Plan after Fox Chase Bancorp went public in 2006. Accordingly, no further awards have been granted. All of the awards are fully vested and will be distributed upon separation from service or, if elected by an executive, upon a change in control.

Potential Post-Termination Payments

Payments Made Upon Termination for Cause. If any of the named executive officers is terminated for cause, he will receive his base salary through the date of termination and may retain the rights to any vested benefits, subject to the terms of the plan or arrangement under which those benefits are provided.  Notwithstanding the foregoing, if an executive is terminated for cause (as defined under Section 409A of the Internal Revenue Code) before a change in control, he will forfeit all vested and unvested benefits under the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan.

Payments Made Upon an Event of Termination. The employment agreements for Messrs. Petro, Holbrook, Deacon and Fitzgerald define an “Event of Termination” as termination by Fox Chase Bank or Fox Chase Bancorp of an executive’s employment for reasons other than for cause or a change in control, or an executive’s voluntary resignation from Fox Chase Bank or Fox Chase Bancorp after specified circumstances set forth in the agreements that would constitute constructive termination. Upon the occurrence of an Event of Termination, the employment agreements provide that the executive or, if he dies, his beneficiary, would be entitled to receive his base salary and health and life insurance coverage for the remaining term of this agreement. In addition, the executive would be entitled to receive, for the remaining term of the agreement, all benefits he would have received during the remaining term of the agreement under any retirement program (tax-qualified or non-qualified) in which the executive participated before his termination of employment.  In addition, an executive would be entitled to a distribution of his vested benefits under the Fox Chase Bank Amended and Restated Long-Term Incentive Plan.  All unvested equity awards are forfeited upon an Event of Termination.

Payments Made Upon Disability. The employment agreements provide each executive with a disability benefit equal to two-thirds of the executive’s monthly rate of base salary as of his termination date. An executive will cease to receive disability payments upon the earlier of: (1) the date the executive returns to full-time employment; (2) death; (3) attainment of age 65; or (4) expiration of the term of the agreement. In addition, during any period of an executive’s disability, the executive would continue to be covered, to the greatest extent possible, under all benefit plans in which the executive participated before his disability as if he were actively employed by us. Disability payments are reduced by any disability benefits paid to an executive under any policy or program maintained by Fox Chase Bank.

Under the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan, unvested benefits will vest if an executive terminates employment due to a disability and the executive would be entitled to a lump sum distribution following his separation from service.

Upon an executive’s termination due to disability, outstanding stock options granted pursuant to the 2007 Equity Incentive Plan and the 2011 Equity Incentive Plan vest and remain exercisable until the earlier of one year from the date of termination of employment due to disability or the expiration of the stock options. Restricted stock awards granted under either plan also vest upon the executive’s termination of employment due to disability.

Payments Made Upon Death. Under the employment agreements, the executive’s estate is entitled to receive any salary and bonus accrued but unpaid as of the date of the executive’s death. The agreements also provide that Fox Chase Bank will continue to provide the executive’s dependents with the medical insurance benefits existing on the date of the executive’s death for a period of six months.

Under the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan, unvested benefits will vest upon an executive’s death and the executive’s beneficiary will be entitled to receive a lump sum distribution under the plan.

Upon an executive’s death, outstanding stock options granted pursuant to the 2007 Equity Incentive Plan and the 2011 Equity Incentive Plan vest and remain exercisable until the earlier of one year from the date the executive dies or the expiration of the stock options. Restricted stock awards granted to the executives under either plan also vest upon the executive’s death.

Payments Made Upon a Change in Control. Following a change in control of Fox Chase Bank or Fox Chase Bancorp, under the terms of the employment agreements, if an executive voluntarily terminates (upon circumstances discussed in the agreement) or involuntarily terminates employment, the executive or, if the executive dies, the executive’s beneficiary, would be entitled to receive a severance payment equal to the greater of: (1) the payments and benefits due for the remaining term of the agreement, (2) three times the executive’s average base salary for the three taxable years preceding a change in control or (3) three times the executive’s base salary for the most recent taxable year (or portion of the taxable year). Fox Chase Bank would also continue to pay or provide for life, medical and dental coverage for the executive and his dependents for 36 months following his termination of employment.

Under the terms of the change in control agreement with Mr. McGarry, if Mr. McGarry is involuntarily terminated for reasons other than cause, or he voluntarily terminates his employment for good reason, he will be entitled to a severance benefit equal to 12 months base salary and three months continued health and life insurance coverage.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control (the “Section 280G Limitation”). An individual’s base amount is equal to an average of the individual’s Form W-2 compensation for the five years preceding the year a change in control occurs (or such lesser number of years if the individual has not been employed for five years). Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct the payment for federal tax purposes. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the Section 280G Limitation.

Upon a change in control, all unvested benefits under the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan vest.  The plan permits participants to elect to receive a distribution upon a change in control.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding loan. After repayment of the loan, all remaining shares of Fox Chase Bancorp common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of Fox Chase Bancorp common stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s Section 280G Limitation.

In the event of a change in control of Fox Chase Bancorp or Fox Chase Bank, outstanding stock options granted pursuant to the 2007 Equity Incentive Plan and the 2011 Equity Incentive Plan vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted to the executives under either plan also vest upon a change in control. The value of the accelerated options and restricted stock awards count towards the executives’ Section 280G Limitations.

Potential Post-Termination Benefits Tables. The amount of compensation payable to each named executive officer upon termination for cause, termination following an event of termination, change in control followed by termination of employment, disability, death and retirement is shown below. The amounts shown assume that such termination was effective as of December 31, 2013, and thus, include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The amounts do not include the executives’ account balances in Fox Chase Bank’s tax-qualified retirement plans to which each executive has a non-forfeitable interest. The amounts shown relating to unvested options and restricted stock awards are based on the market value of Fox Chase Bancorp’s common stock on December 31, 2013, which was $17.27. The actual amounts to be paid out can only be determined at the time of such executive’s separation from Fox Chase Bancorp.

The following table provides the amount of compensation payable to Mr. Petro for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment
Base salary	$—	$1,017,500		$678,337	(2)	$—	$—	$1,710,318
Bonuses	—	393,250		—		—	—	—
401(k) matching contribution and ESOP benefit	—	92,304	(3)	—		—	—	—
Health and welfare benefits	—	28,949		28,949	(4)	—	—	31,581	(5)
Income attributable to stock options	—	—		—		—	—	199,605	(6)
Income attributable to vesting of restricted stock	—	—		715,772		715,772	—	715,772
Income attributable to distribution under Long-Term Incentive Plan (7)	—	296,726		296,726		296,726	296,726	296,726

Total payment (8)	$—	$1,828,729		$1,719,784		$1,012,498	$296,726	$2,954,002

(1)         An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the failure to re-appoint the executive to his current office; (2) a material change to the executive’s functions or duties; (3) a material reduction in benefits; (4) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (5) breach of the executive’s employment agreement.

(2)         Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued through the remaining term of the agreement.  A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)         Represents the value of the employee contributions the executive would have received under these plans for the remaining term of the agreement.

(4)         Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs assuming disability payments are made through the term of the Agreement.

(5)         The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(6)         Assumes options fully vest and are cashed out in connection with a change in control. An executive is not required to terminate his employment to receive this benefit.

(7)         The Long-Term Incentive Plan provides that benefits are to be distributed in a lump sum upon separation of service for any reason other than cause. Participants may elect to receive a distribution upon a change in control.

(8)         The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.  See “—Payments Made Upon a Change in Control” for additional information on the treatment of excess parachute payments.

The following table provides the amount of compensation payable to Mr. Holbrook for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment
Base salary	$—	$671,000		$447,336	(2)	$—	$—	$1,184,850
Bonuses	—	299,750		—		—	—	—
401(k) matching contribution and ESOP benefit	—	91,281	(3)	—		—	—	—
Health and welfare benefits	—	2,158		2,158	(4)	—	—	2,354	(5)
Income attributable to stock options	—	—		—		—	—	127,688	(6)
Income attributable to vesting of restricted stock	—	—		617,903		617,903	—	617,903
Income attributable to distribution under Long-Term Incentive Plan (7)	—	222,549		222,549		222,549	222,549	222,549

Total payment (8)	$—	$1,286,738		$1,289,946		$840,452	$222,549	$2,155,344

(1)         An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the failure to re-appoint the executive to his current office; (2) a material change to the executive’s functions or duties; (3) a material reduction in benefits; (4) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (5) breach of the executive’s employment agreement.

(2)         Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued through the remaining term of the Agreement. A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)         Represents the value of the employer contributions the executive would have received under these plans for the remaining term of the agreement.

(4)         Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life insurance program assuming disability payments are made through the remaining term of the Agreement. Mr. Holbrook does not participate in the Bank’s health insurance plans.

(5)         The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(6)         Assumes options fully vest and are cashed out in connection with a change in control. An executive is not required to terminate his employment to receive this benefit.

(7)         The Long-Term Incentive Plan provides that benefits are to be distributed in a lump sum upon separation of service for any reason other than cause. Participants may elect to receive a distribution upon a change in control.

(8)         The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.  See “—Payments Made Upon a Change in Control” for additional information on the treatment of excess parachute payments.

The following table provides the amount of compensation payable to Mr. Deacon for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment
Base salary	$—	$566,500		$377,669	(2)	$—	$—	$929,689
Bonuses	—	220,000		—		—	—	—
401(k) matching contribution and ESOP benefit	—	89,202	(3)	—		—	—	—
Health and welfare benefits	—	41,926		41,926	(4)	—	—	45,738	(5)
Income attributable to stock options	—	—		—		—	—	125,467	(6)
Income attributable to vesting of restricted stock	—	—		519,620		519,620	—	519,620

Total payment (7)	$—	$917,628		$939,215		$519,620	$—	$1,620,514

(1)          An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the failure to re-appoint the executive to his current office; (2) a material change to the executive’s functions or duties; (3) a material reduction in benefits; (4) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (5) breach of the executive’s employment agreement.

(2)          Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued through the remaining term of the Agreement. A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)          Represents the value of employer contributions the executive would have received under those plans for the remaining term of the agreement.

(4)          Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs assuming disability payments are made through the remaining term of the Agreement.

(5)         The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(6)          Assumes options fully vest and are cashed out in connection with a change in control. An executive is not required to terminate his employment to receive this benefit.

(7)          The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.  See “—Payments Made Upon a Change in Control” for additional information on the treatment of excess parachute payments.

The following table provides the amount of compensation payable to Mr. Fitzgerald for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment
Base salary	$—	$577,500		$385,001	(2)	$—	$—	$1,054,468
Bonuses	—	222,750		—		—	—	—
401(k) matching contribution and ESOP benefit	—	89,032	(3)	—		—	—	—
Health and welfare benefits	—	41,926		41,926	(4)	—	—	45,738	(5)
Income attributable to stock options	—	—		—		—	—	34,671	(6)
Income attributable to vesting of restricted stock	—	—		381,253		381,253	—	381,253

Total payment (7)	$—	$931,208		$808,180		$381,253	$—	$1,516,130

(1)          An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the non-renewal of the term of the executive’s employment agreement; (2) the failure to re-appoint the executive to his current office; (3) a material change to the executive’s functions or duties; (4) a material reduction in benefits; (5) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (6) breach of the executive’s employment agreement.

(2)          Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued until executive reaches 65 years of age.  A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)          Represents the value of employer contributions the executive would have received under these plans for the remaining term of the agreement.

(4)          Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs assuming disability payments are made through the remaining term of the agreement.

(5)          The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(6)          Assumes options fully vest and are cashed out in connection with a change in control.  An executive is required to terminate his employment to receive this benefit.

(7)          The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.  See “—Payments Made Upon a Change in Control” for additional information on the treatment of excess parachute payments.

The following table provides the amount of compensation payable to Mr. McGarry for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Disability		Death	Retirement	Change in Control with Termination of Employment
Base salary	$—	$66,667		$—	$—	$183,000	(1)
Health and welfare benefits	—	3,811	(2)	—	—	3,811	(2)
Income attributable to stock options	—	—		—	—	53,214	(3)
Income attributable to vesting of restricted stock	—	128,282		128,282	—	128,282
Total payment (4)	$—	$198,760		$128,282	$—	$368,307

(1)          Represents the executive’s base salary for a twelve month period following involuntary termination of employment without cause, or voluntary termination with good reason, following a change in control.  “Good reason” is defined as (1) a material reduction in title, authority or responsibilities; (2) a reduction in base salary immediately prior to a change in control; (3) relocation more than 30 miles from the executive’s original location prior to a change in control; (4) a material change in benefit programs; or (5) failure of a successor entity to assume the executive’s change in control agreement.

(2)          Represents the value of continued health and life insurance coverage for a period of three months following termination of employment.

(3)          Assumes options fully vest and are cashed out in connection with a change in control.  An executive is required to terminate his employment to receive this benefit.

(4)          The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.  See “—Payments Made Upon a Change in Control” for additional information on the treatment of excess parachute payments.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during 2013 except for one late report relating to the granting of performance awards and shares of restricted stock filed by each of Messrs. Deacon, Fitzgerald, Holbrook and Fred J. Duncan — Senior Vice President, Retail Banking.

Policies and Procedures Governing Related Persons Transactions

We maintain a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•                                          the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•                                          the Company is, will or may be expected to be a participant; and

•                                          any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•                                          any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•                                          any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•                                          any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee.  In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•                                          whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•                                          the size of the transaction and the amount of consideration payable to the related person;

•                                          the nature of the interest of the related person;

•                                          whether the transaction may involve a conflict of interest; and

•                                          whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Audit Committee, participate in some or all of the discussion relating to the transaction.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a program generally available to all other employees and does not give preference to any executive officer or director over any other employee.  The Bank does not currently have such a program in place. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (2) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 12, 2014.  If next year’s annual meeting is held on a date more than 30 calendar days from May 22, 2014, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  All communications from stockholders should be addressed to Fox Chase Bancorp, Inc., 4390 Davisville Road, Hatboro, Pennsylvania 19040.  Communications to the Board of Directors should be in the care of Jerry D. Holbrook, Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Richard M. Eisenstaedt, the Chair of the Nominating and Governance Committee.  It is in the discretion of the Nominating and Governance Committee whether any communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

We have elected to take advantage of SEC rules that allow companies to furnish proxy materials to their stockholders on the Internet. We believe that these rules allow us to provide our stockholders with the information they need to vote at our Annual Meeting, while also lowering the costs of delivery and reducing the environmental impact of producing and distributing the related proxy materials.

Since April 11, 2014, the proxy materials for the 2014 Annual Meeting (which includes the 2013 Annual Report to Stockholders) have been available at the following web site: http://www.cfpproxy.com/6852. On this website, the Company also posts the Company’s 2013 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.  Any stockholder who wishes to receive a printed copy of proxy materials and the Annual Report may obtain a copy by (1) calling (800) 951-2405; (2) visiting http://www.cfpproxy.com/6852; or (3) e-mailing fulfillment@rtco.com and entering the stockholder control number on the notice in the subject line.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on March 31, 2014 upon written request to Jerry D. Holbrook, Corporate Secretary, Fox Chase Bancorp, Inc., 4390 Davisville Road, Hatboro, Pennsylvania 19040.

PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY FOX CHASE BANCORP, INC. YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-855-666-8700 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 22, 2014. To Vote by Internet: Go to https://www.rtcoproxy.com/fxcb prior to 3 a.m., May 22, 2014. Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH Annual Meeting Materials are available at: http://www.cfpproxy.com/6852 Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign. With- For All For hold Except 1. The election of directors to serve for a term of three years. (01) Todd S. Benning (02) Thomas M. Petro INSTRUCTIONS: To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s name or number in the space provided below. For Against Abstain 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2014. 3. To conduct an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement. 4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. For Against Abstain

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 22, 2014. The proxy statement and the annual report to stockholders are available for viewing and printing on the Internet at http://www.cfpproxy.com/6852. you can vote in one of three ways: 1. Call toll free 1-855-666-8700 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/fxcb and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXY FOX CHASE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS May 22, 2014 9:00 a.m., local time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee of Fox Chase Bancorp, Inc. (the “Company”), consisting of Richard M. Eisenstaedt and Richard E. Bauer, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Fox Chase Bancorp, Inc. that the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 22, 2014 at 9:00 a.m., local time, at Fox Chase Bank, 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ON THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE By TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) FOX CHASE BANCORP, INC. — ANNUAL MEETING, MAY 22, 2014 6852

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2014. THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: http://www.cfpproxy.com/6852 6852 ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2014 The undersigned hereby appoints the official proxy committee of Fox Chase Bancorp, Inc. (the “Company”), consisting of Richard M. Eisenstaedt and Richard E. Bauer, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Fox Chase Bancorp, Inc., which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 22, 2014 at 9:00 a.m., local time, at Fox Chase Bank, 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: IMPORTANT ANNUAL MEETING INFORMATION PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY FOX CHASE BANCORP, INC. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign. With- For All For hold Except 1. The election of directors to serve for a term of three years. (01) Todd S. Benning (02) Thomas M. Petro INSTRUCTIONS: To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s name or number in the space provided below. FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2014. 3. To conduct an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement. 4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE LISTED NOMINEES AND PROPOSALS SET FORTH ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. Should the above signed be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. For Against Abstain Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________

Dear 401(k) Plan Participant: On behalf of the Board of Directors of Fox Chase Bancorp, Inc., I am forwarding you the attached GREEN vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Fox Chase Bank 401(k) Profit Sharing Plan and Trust (the “401(k) Plan”), on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on May 22, 2014. Also enclosed is a proxy statement and annual report for the Annual Meeting of Stockholders of Fox Chase Bancorp. As a holder of Fox Chase Bancorp common stock through the Fox Chase Bancorp Stock Fund in the 401(k) Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of March 31, 2014, the record date for the Annual Meeting. If the Trustee does not receive your instructions by May 13, 2014, the Trustee will vote your shares in the same proportion as shares for which the Trustee received instructions from other 401(k) Plan participants. Please complete, sign and return the enclosed GREEN vote authorization form in the postage paid envelope included with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank. If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive. Sincerely, Thomas M. Petro President and Chief Executive Officer

401(k) PLAN VOTE AUTHORIZATION FORM FOX CHASE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS May 22, 2014 _______________________________ I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bank 401(k) Profit Sharing Plan and Trust (the “Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2014. You are to vote my shares as follows: 1. The election of directors of all nominees listed (except as marked to the contrary below). Todd S. Benning Thomas M. Petro FOR WITHHOLD FOR ALL EXCEPT INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below. 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2014. FOR AGAINST ABSTAIN 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. The Trustee is hereby authorized to vote all shares of Company common stock credited to my Plan account as indicated above. Date:_____________________________ __________________________________ Signature PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 13, 2014.

Dear ESOP Participant: On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached BLUE vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Fox Chase Bank Employee Stock Ownership Plan (the “ESOP”) on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on May 22, 2014. Also enclosed is a proxy statement and annual report for the Annual Meeting of Stockholders of Fox Chase Bancorp. As an ESOP participant you are entitled to vote all shares of Company common stock allocated to your account as of March 31, 2014, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 13, 2014. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in the same proportion as shares for which the Trustee received instructions from other participants, subject to its fiduciary duties. Please complete, sign and return the enclosed BLUE vote authorization form in the postage paid envelope provided with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank. If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive. Sincerely, Thomas M. Petro President and Chief Executive Officer

ESOP VOTE AUTHORIZATION FORM FOX CHASE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS May 22, 2014 _______________________________ I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bank Employee Stock Ownership Plan (the “Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2014. You are to vote my shares as follows: 1. The election of directors of all nominees listed (except as marked to the contrary below). Todd S. Benning Thomas M. Petro FOR WITHHOLD FOR ALL EXCEPT INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below. 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2014. FOR AGAINST ABSTAIN 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. The Trustee is hereby authorized to vote all shares of Company common stock allocated to my Plan account as indicated above. Date:_____________________________ __________________________________ Signature PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 13, 2014.

Dear Equity Incentive Plan Participant: On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached YELLOW vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Equity Plan”) and the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (the “2011 Equity Plan”), on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on May 22, 2014. Also enclosed is a proxy statement and annual report for the Annual Meeting of Stockholders of Fox Chase Bancorp. As a participant in the 2007 Equity Plan and/or the 2011 Equity Plan, you are entitled to vote all unvested shares of Company common stock awarded to you under the 2007 Equity Plan and/or the 2011 Equity Plan as of March 31, 2014, the record date for the Annual Meeting. All unvested shares of Company common stock awarded to participants will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 13, 2014. If you do not direct the Trustee how to vote your unvested shares of Company common stock, the Company will direct the Trustee how to vote the shares. Please complete, sign and return the enclosed YELLOW vote authorization form in the postage paid envelope provided with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank. If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive. Sincerely, Thomas M. Petro President and Chief Executive Officer

EQUITY INCENTIVE PLANS VOTE AUTHORIZATION FORM FOX CHASE BANCORP, INC. ANNUAL MEETING OF STOCKOLDERS May 22, 2014 _______________________________ I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Equity Plan”) and the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (the “2011 Equity Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2014. You are to vote my shares as follows: 1. The election of directors of all nominees listed (except as marked to the contrary below). Todd S. Benning Thomas M. Petro FOR WITHHOLD FOR ALL EXCEPT INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below. 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2014. FOR AGAINST ABSTAIN 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. The Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the 2007 Equity Plan and/or the 2011 Equity Plan as indicated above. Date:_____________________________ __________________________________ Signature PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 13, 2014.

Dear Executive Long-Term Incentive Plan Participant: On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached RED vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”), on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on May 22, 2014. Also enclosed is a proxy statement for the Annual Meeting of Stockholders of Fox Chase Bancorp. As a Plan participant, you are entitled to vote all shares of Company common stock credited to your account as of March 31, 2014, the record date for the Annual Meeting. All shares of Company common stock held in the Plan trust will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 13, 2014. If you do not direct the Trustee how to vote the shares of Company common stock credited to your Plan account, the Trustee will vote your shares as directed by the Company. Please complete, sign and return the enclosed RED vote authorization form in the postage paid envelope provided with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank. If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive. Sincerely, Thomas M. Petro President and Chief Executive Officer

EXECUTIVE LONG-TERM INCENTIVE PLAN VOTE AUTHORIZATION FORM FOX CHASE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS May 22, 2014 _______________________________ I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2014. You are to vote my shares as follows: 1. The election of directors of all nominees listed (except as marked to the contrary below). Todd S. Benning Thomas M. Petro FOR WITHHOLD FOR ALL EXCEPT INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below. 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2014. FOR AGAINST ABSTAIN 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH ABOVE. The Trustee is hereby authorized to vote all shares of Company common stock credited to my Plan account as indicated above. Date:_____________________________ __________________________________ Signature PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 13, 2014.